                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 15, 2000


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)


Nevada                                    333-37550                   36-4396302
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification Number)
incorporation)


   4150 Technology Way
   Carson City, Nevada                                       89706
   (Address of principal executive offices)                  (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         The registrant is filing the consent of Ernst & Young LLP relating to the use of its report regarding the balance sheet of Harley-Davidson Motorcycle Trust 2000-3 in the prospectus dated November 15, 2000 under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    See attached.

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:

--------------------------------------------------------------------------------
     EXHIBIT NO.                       DOCUMENT
--------------------------------------------------------------------------------
        23.1          Balance Sheet of Harley-Davidson Motorcycle Trust 2000-3
--------------------------------------------------------------------------------
        23.2          Consent of Ernst & Young LLP
--------------------------------------------------------------------------------
        23.3          Report of Ernst & Young LLP
--------------------------------------------------------------------------------


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HARLEY-DAVIDSON CUSTOMER FUNDING
                                           CORP.

                                           By:  /s/ Perry A. Glassgow
                                                -----------------------------
                                                  Perry A. Glassgow
                                                  Treasurer




November 15, 2000

                                  EXHIBIT INDEX




--------------------------------------------------------------------------------
     EXHIBIT NO.                         DOCUMENT
--------------------------------------------------------------------------------
        23.1          Balance Sheet of Harley-Davidson Motorcycle Trust 2000-3
--------------------------------------------------------------------------------
        23.2          Consent of Ernst & Young LLP
--------------------------------------------------------------------------------
        23.3          Report of Ernst & Young LLP
--------------------------------------------------------------------------------


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